                                                                    EXHIBIT 99.3

     TO BE EFFECTIVE, THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE PROPERLY COMPLETED, SIGNED AND ACTUALLY RECEIVED BY THE EXCHANGE AGENT (IDENTIFIED BELOW) NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON THE BUSINESS DAY THAT IS THREE TRADING DAYS PRIOR TO THE CLOSING DATE OF THE MERGER DESCRIBED IN THE MERGER AGREEMENT (AS DEFINED HEREIN), TOGETHER WITH (1) THE CERTIFICATE(S) REPRESENTING ALL COMMON SHARES OF WALLACE COMPUTER SERVICES, INC. ("WALLACE") TO WHICH THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL RELATES OR
(2) A PROPERLY COMPLETED GUARANTEE OF DELIVERY WITH RESPECT TO THE CERTIFICATE(S). DELIVERY OF WALLACE COMMON SHARES MAY ALSO BE MADE BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY ("DTC"). SEE INSTRUCTION 15.

                                FORM OF ELECTION
                                      AND
                             LETTER OF TRANSMITTAL

                     TO ACCOMPANY CERTIFICATES REPRESENTING
                  COMMON SHARES, PAR VALUE $1.00 PER SHARE, OF

                        WALLACE COMPUTER SERVICES, INC.

 Please read and follow the accompanying instructions carefully and deliver to:
          COMPUTERSHARE TRUST COMPANY OF NEW YORK, THE EXCHANGE AGENT

           by mail:                        by hand:                 by overnight courier:
     Computershare Trust             Computershare Trust             Computershare Trust
     Company of New York             Company of New York             Company of New York
     Wall Street Station              Wall Street Plaza               Wall Street Plaza
        P.O. Box 1010             88 Pine Street, 19th Floor      88 Pine Street, 19th Floor
   New York, NY 10268-1010            New York, NY 10005              New York, NY 10005

      FACSIMILE TRANSMISSION: (212) 701-7636 (Eligible Institutions Only)

 FOR FURTHER INFORMATION:  CALL THE INFORMATION AGENT, MORROW & CO., INC. TOLL
                                    FREE AT
(800) 607-0088 (FOR STOCKHOLDERS) OR AT (800) 654-2468 (FOR BANKS AND BROKERAGE
                                    FIRMS).

------------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF WALLACE COMMON SHARES SURRENDERED
------------------------------------------------------------------------------------------------------------------
NAME(S) OF RECORD HOLDER(S) AS SHOWN ON THE CERTIFICATE(S) AND           CERTIFICATE(S) BEING SURRENDERED
            ADDRESS(ES) OF SUCH RECORD HOLDER(S)*                     (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF SHARES REPRESENTED BY
                                                                  CERTIFICATE    EACH CERTIFICATE (OR COVERED BY A
                                                                   NUMBER**           GUARANTEE OF DELIVERY)
                                                                --------------------------------------------------

                                                                --------------------------------------------------

                                                                --------------------------------------------------

                                                                --------------------------------------------------

                                                                --------------------------------------------------
                                                                 TOTAL SHARES


-------------------------------------------------------------------------------------------------------------

 * For a delivery using the Guarantee of Delivery procedures, please fill in exactly as name(s) will appear on the certificate(s) when delivered.
** Certificate numbers are not required if certificates will be delivered using the Guarantee of Delivery procedures.
-------------------------------------------------------------------------------------------------------------

     Under the Agreement and Plan of Merger, dated as of January 16, 2003 (and as amended and restated as of April 14, 2003) (the "MERGER AGREEMENT"), among Moore Corporation Limited ("MOORE"), Moore Holdings U.S.A. Inc., M-W Acquisition, Inc. ("M-W ACQUISITION") and Wallace, M-W Acquisition will merge with and into Wallace and Wallace will thereby become a subsidiary of Moore (the "MERGER"). Pursuant to the Merger Agreement, the undersigned hereby surrenders to the Exchange Agent the certificate(s) representing the common stock, par value $1.00 per share, of Wallace (the "WALLACE COMMON

SHARES") owned of record by the undersigned as set forth herein, and hereby elects (the "ELECTION"), in the manner indicated below, to have the Wallace common shares evidenced by such certificate(s) converted into the right to receive, subject to proration, either:

     - a number of common shares of Moore equal to 1.05 plus the quotient of
       14.40 divided by the average of the high and low sales prices per share of Moore on the New York Stock Exchange Composite Tape on the last trading day before the closing of the Merger (the "STOCK ELECTION"); or

     - cash in an amount equal to $14.40 plus the product of 1.05 multiplied by the average of the high and low sales prices per share of Moore on the New York Stock Exchange Composite Tape on the last trading day before the closing of the Merger (the "CASH ELECTION"; and, together with the Stock Election, the "MERGER CONSIDERATION").

     The undersigned may also indicate no preference as to the form of consideration to be received in the Merger (a "NON-ELECTION"). If the undersigned elects Non-Election or does not validly make an Election, his or her Wallace common shares will be converted in whatever manner is necessary to ensure that on average each Wallace stockholder receives $14.40 in cash and 1.05 Moore common shares for each common share of Wallace.

     IF THE UNDERSIGNED DOES NOT MARK ONE (AND ONLY ONE) OF THE ELECTION BOXES BELOW, THE UNDERSIGNED WILL BE DEEMED TO HAVE INDICATED NON-ELECTION. NON-ELECTION SHARES WILL BE CONVERTED IN WHATEVER MANNER IS NECESSARY TO ENSURE THAT ON AVERAGE EACH WALLACE STOCKHOLDER RECEIVES $14.40 IN CASH AND 1.05 MOORE COMMON SHARES FOR EACH COMMON SHARE OF WALLACE.

     The undersigned understands that the Election is subject to certain terms, conditions and limitations set forth in the Merger Agreement and described in the proxy statement/prospectus, dated April 14, 2003 (the "PROXY STATEMENT/PROSPECTUS"). A copy of the Merger Agreement is attached to the Proxy Statement/ Prospectus as Appendix A. These terms, conditions and limitations include, but are not limited to, the fact that pursuant to the allocation procedures described in the Proxy Statement/Prospectus and set forth in the Merger Agreement, the Merger Consideration is capped so that on average each Wallace stockholder will receive $14.40 in cash and 1.05 Moore common shares for each Wallace common share. Therefore, your Election may be adjusted on a pro rata basis, and as a result you may receive part Moore common shares and part cash no matter which you elect. In any case, for each common share of Wallace that you own you will receive value, as determined on the last trading day before the closing of the Merger, equal to $14.40 in cash and 1.05 Moore common shares. All Elections are subject to the allocation procedures set forth in
Section 4.1 of the Merger Agreement. The allocation procedures are described under the caption "The Merger Agreement -- Consideration to be Received in the Merger" in the Proxy Statement/Prospectus. HOLDERS OF WALLACE COMMON SHARES ARE URGED TO READ THE MERGER AGREEMENT AND THE PROXY STATEMENT/PROSPECTUS IN THEIR ENTIRETY BEFORE COMPLETING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL.

     The undersigned understands that the definitive terms pursuant to which the Merger will be effected in accordance with the Merger Agreement, including the amount and form of consideration to be received by holders of Wallace common shares, the effect of this Form of Election and Letter of Transmittal and certain conditions to the consummation of the Merger, are summarized in the Proxy Statement/Prospectus, and all of those definitive terms and conditions are set forth in full in the Merger Agreement. The undersigned also understands that different tax consequences may be associated with each of the Election options, and the undersigned is aware that those consequences are summarized in general terms in the Proxy Statement/ Prospectus section entitled "Taxation."

     The undersigned hereby makes the following Election for the undersigned's Wallace common shares owned of record and surrendered herewith:

                                    ELECTION

Check one (and only one) of the boxes below:

[ ]     STOCK ELECTION

[ ]     CASH ELECTION

[ ]     NON-ELECTION

The undersigned may be deemed to have made a Non-Election if, with respect to any Wallace common shares held thereby:

          (a) None of the above Elections is made; or

          (b) More than one of the above Elections is made; or

          (c) The undersigned fails to follow the instructions on this Form of Election and Letter of Transmittal (including failure to submit share certificate(s), confirmation of a book-entry transfer of the shares into the Exchange Agent's account at DTC or a Guarantee of Delivery) or otherwise fails to properly make an Election; or

          (d) A completed Form of Election and Letter of Transmittal (including submission of the holder's share certificate(s), confirmation of a book-entry transfer of the shares at DTC or a Guarantee of Delivery) is not received by the Exchange Agent by 5:00 p.m., New York City time, on the business day that is three trading days prior to the closing date of the Merger described in the Merger Agreement (which date will be publicly announced by Moore as soon as practicable) (the "ELECTION DEADLINE"); or

          (e) The undersigned returns this Form of Election and Letter of Transmittal with a Guarantee of Delivery, but does not deliver the share certificate(s) representing the shares for which the Election is being made, or such shares are not the subject of a confirmation of a book-entry transfer of the shares into the Exchange Agent's account at DTC, within three New York Stock Exchange trading days after the Election Deadline.

     In order to receive the Merger Consideration, (i) this Form of Election and Letter of Transmittal must be completed and signed in the space in the box on page 5 labeled "Stockholder(s) Sign Here", (ii) the undersigned must complete and sign the Substitute Form W-9 and (iii) this Form of Election and Letter of Transmittal along with the Substitute Form W-9 must be mailed or delivered with the holder's share certificate(s) or a Guarantee of Delivery to the Exchange Agent, to either of the addresses (or the facsimile number solely with respect to a Guarantee of Delivery) set forth above. Delivery of Wallace common shares may also be made by book-entry transfer of the shares to the Exchange Agent's account at DTC. In order to properly make an Election, the Form of Election and Letter of Transmittal and other required documents must be received by the Exchange Agent prior to the Election Deadline. If this Form of Election and Letter of Transmittal is not completed and received by the Exchange Agent pursuant to the instructions herein prior to the Election Deadline, the undersigned will be deemed to have made a Non-Election.

     The undersigned hereby acknowledges receipt of the Proxy Statement/Prospectus and agrees that all Elections, instructions and orders in this Form of Election and Letter of Transmittal are subject to the terms and conditions of the Merger Agreement, the Proxy Statement/Prospectus and the instructions applicable to this Form of Election and Letter of Transmittal. The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the effective time of the Merger, the record holder of the Wallace common shares represented by the share certificate(s) surrendered herewith, with good title to those common shares and full power and authority (i) to sell, assign and transfer those common shares free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims and (ii) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of those common shares.

     The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. The undersigned hereby authorizes and instructs the Exchange Agent to deliver the certificate(s) covered hereby, and to receive on the undersigned's behalf, in exchange for the Wallace common shares represented by that certificate(s), any check and/or any certificate(s) for Moore common shares issuable to the undersigned. Furthermore, the undersigned authorizes the Exchange Agent and Moore to follow any Election and to rely upon all representations, certifications and instructions contained in this Form of Election and Letter of Transmittal. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

     Record holders of Wallace common shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial holder for whom that record holder is a nominee; provided, however, such record holder must certify to the satisfaction of Moore that the record holder holds those shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of Wallace common shares, subject to the provisions concerning joint elections.

     COMPLETING AND RETURNING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE RELATED TRANSACTIONS AT THE SPECIAL MEETING OF STOCKHOLDERS OF WALLACE. IN ORDER TO VOTE ON THE MERGER AGREEMENT, SIGN, DATE AND MAIL THE PROXY CARD SENT TO YOU ALONG WITH THE PROXY STATEMENT/PROSPECTUS OR VOTE YOUR SHARES ONLINE OR BY TELEPHONE ACCORDING TO THE INSTRUCTIONS ON THE PROXY CARD.

                             GUARANTEE OF DELIVERY
         (TO BE USED ONLY AS TO CERTIFICATES NOT TRANSMITTED HEREWITH)
                              (SEE INSTRUCTION 15)

The undersigned (check applicable box)

[ ] a member of a registered national securities exchange,

[ ] a member of the National Association of Securities Dealers, Inc., or,

[ ] a commercial bank or trust company in the United States,

guarantees to deliver to the Exchange Agent either all of the certificate(s) for the Wallace common shares to which this Form of Election and Letter of Transmittal relates, or such of those certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Wallace, no later than 5:00 p.m., New York City time, on the third NYSE trading day after the Election Deadline.

                                SHARES REPRESENTED BY
    CERTIFICATE NO.                EACH CERTIFICATE
------------------------       ------------------------
------------------------       ------------------------
------------------------       ------------------------
------------------------       ------------------------
------------------------       ------------------------
------------------------       ------------------------
------------------------       ------------------------
------------------------       ------------------------

[ ] Check here if Wallace common shares will be delivered to be via book-entry transfer to the Exchange Agent's account at DTC.

(Firm -- Please Print)
----------------------------------

(Authorized Signature)
---------------------------------

(Address)
--------------------------------------------

(Daytime Area Code and Telephone Number)
-------------

(Dated) ---------------------- , 2003

                         SPECIAL ISSUANCE INSTRUCTIONS
                            (SEE INSTRUCTIONS 4 & 6)

To be completed ONLY if the check is to be made payable to, and/or the certificate(s) for Moore common shares is to be issued in the name of, someone other than the record holder(s) of the Wallace common shares or the name of the record holder(s) needs to be corrected or changed.

Issue:    [ ] Certificate    [ ] Check to:

Name
------------------------------------------------
                                 (PLEASE PRINT)

Address:
----------------------------------------------

----------------------------------------------
                               (INCLUDE ZIP CODE)

(TAX IDENTIFICATION NUMBER
OR SOCIAL SECURITY NUMBER)
-----------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                            (SEE INSTRUCTIONS 4 & 6)

To be completed ONLY if the check is to be made payable to, and/or the certificate(s) for Moore common shares are to be issued in the name of, the record holder(s) of the Wallace common shares but are to be sent to another person or to an address other than as set forth beneath the record holder's signature on this Form of Election and Letter of Transmittal.

CHECK OR CERTIFICATE(S) FOR MOORE COMMON SHARES DELIVERED TO:*

Name
------------------------------------------------
                                 (PLEASE PRINT)

Address:
----------------------------------------------

----------------------------------------------
                               (INCLUDE ZIP CODE)

                * PLEASE ATTACH ADDITIONAL SHEETS IF NECESSARY.

                            STOCKHOLDER(S) SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

Please sign exactly as your name(s) appear(s) on your certificate(s). If this is a joint election, each person covered by this Form of Election and Letter of Transmittal must sign personally.

A check or certificate(s) for Moore common shares will be issued only in the name of the person(s) submitting this Form of Election and Letter of Transmittal and will be mailed to the address set forth beneath the person's signature unless the Special Delivery or Special Issuance Instructions are completed.

------------------------------------------------------

------------------------------------------------------
                (Signature(s) of owner(s) -- see Instruction 5)

Dated:
-----------------------------------------------

-----------------------------------------------
               Social Security or other Tax Identification Number

If signature is by a person(s) other than the record holder(s) and in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person(s) acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.

Name
------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
---------------------------------------------

Address:
----------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Telephone Number:
----------------------------

                              SIGNATURE GUARANTEE
                      (IF REQUIRED BY INSTRUCTION 4 OR 6)
                   APPLY SIGNATURE GUARANTEE MEDALLION BELOW

The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election.

Dated: ---------------------- , 2003

------------------------------------------------------
                 NAME OF ELIGIBLE INSTITUTION ISSUING GUARANTEE

NOTE: in the event that the check and/or certificate(s) representing Moore common shares is to be issued in exactly the name of the record holder as inscribed on the surrendered Wallace share certificate(s), the surrendered share certificate(s) need not be endorsed and no guarantee of the signature on this Form of Election and Letter of Transmittal is required.

---------------------------------------------------------------------------------------------------------------------
                                PAYER'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK
---------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT        ---------------------------
 FORM W-9                        RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.           Social Security Number
                                                                                          (if awaiting TIN write
                                                                                              "Applied For")
                                                                                        OR ------------------------
                                                                                      Employer Identification Number
                                                                                          (if awaiting TIN write
                                                                                              "Applied For")
                                -------------------------------------------------------------------------------------
  DEPARTMENT OF THE              PART 2 -- CERTIFICATE -- Under the penalties of perjury, I certify that: (1) The
  TREASURY, INTERNAL             number shown on this form is my correct TIN (or I am waiting for a number to be
  REVENUE SERVICE                issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                                 Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S.
                                 resident alien).
                                -------------------------------------------------------------------------------------
 PAYOR'S REQUEST FOR             CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been
 TAXPAYER IDENTIFICATION         notified by the IRS that you are subject to backup withholding because of
 NUMBER ("TIN")                  underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
                                 Guidelines.)
                                -------------------------------------------------------------------------------------

                                 SIGNATURE ----------------------------------------------- DATE----------------- ,
                                 2003
---------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, backup withholding of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number and, if I do not provide a taxpayer identification number within 60 days, such amounts will be paid over to the Internal Revenue Service.

SIGNATURE:
---------------------------------------------------------------- DATE:
-----------------------------

                                  INSTRUCTIONS

     This Form of Election and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those holders of Wallace common shares desiring to make an Election. It also may be used, following consummation of the Merger, as a letter of transmittal to accompany the surrender of Wallace common shares to be exchanged for the Merger Consideration for holders of Wallace common shares who do not complete and submit the Form of Election and Letter of Transmittal prior to the Election Deadline, although any such Wallace common shares so surrendered will be treated as Non-Election shares for all purposes of the Merger Agreement. Holders of Wallace common shares who do not complete and submit this Form of Election and Letter of Transmittal prior to the Election Deadline cannot make an Election. They will be deemed to have made a Non-Election. Non-Election shares will be converted in whatever manner is necessary to ensure that on average each Wallace stockholder receives $14.40 in cash and 1.05 Moore common shares for each common share of Wallace. Until a record holder's share certificate(s) or confirmation of a book-entry transfer of the shares into the Exchange Agent's account at DTC is received by the Exchange Agent at either of the addresses (or the facsimile number solely with respect to a Guarantee of Delivery) set forth on the front of this Form of Election and Letter of Transmittal, together with any other documents the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, the holder will not receive the Merger Consideration or check representing cash in lieu of fractional shares (if any) in exchange for the holder's share certificate(s). No interest will accrue on the Merger Consideration or any cash in lieu of fractional shares. Holders of Wallace common shares receiving stock consideration will be entitled to any dividends or other distributions with respect to Moore common shares which have a record date and are paid after the effective time of the Merger.

     1. Time in Which to Make an Election. For an Election to be validly made with respect to Wallace common shares owned by a holder, the Exchange Agent must receive, at either of the addresses set forth on the front of this Form of Election and Letter of Transmittal, prior to the Election Deadline, this Form of Election and Letter of Transmittal, properly completed and executed, and accompanied by the certificates representing such Wallace common shares, confirmation of a book-entry transfer of the shares at DTC contained in an Agent's Message (as defined below) or by a Guarantee of Delivery. Any stockholder whose form of Election and Letter of Transmittal and certificates (or confirmation of a book-entry transfer of the shares at the Exchange Agent's account at DTC or Guarantee of Delivery) are not so received will be deemed to have made a Non-Election. In the event Wallace common shares covered by a Guarantee of Delivery are not received (or are not the subject of a confirmation of a book-entry transfer of the shares at the Exchange Agent's account at DTC contained in an Agent's Message) within three New York Stock Exchange trading days after the Election Deadline, the holder thereof will be deemed to have made a Non-Election. As used herein, the term "Agent's Message" means a message transmitted by DTC, received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the DTC participant delivering the Wallace common shares, that such participant has received and agreed to be bound by this Form of Election and Letter of Transmittal and that Moore may enforce such agreement against the participant.

     2. Change or Revocation of Election. Any holder of Wallace common shares who has made an Election by submitting a Form of Election and Letter of Transmittal to the Exchange Agent may at any time prior to the Election Deadline change that holder's Election by submitting to the Exchange Agent a revised Form of Election and Letter of Transmittal, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline. Any holder of Wallace common shares may at any time prior to the Election Deadline revoke the Election and withdraw the certificate(s) for the holder's Wallace common shares deposited with the Exchange Agent by written notice to the Exchange Agent received prior to the Election Deadline. After the Election Deadline, a holder of Wallace common shares may not change the Election and may not withdraw his or her certificate(s) unless the Merger Agreement is terminated in accordance with its terms.

     3. Nominees. Record holders of Wallace common shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial owner for whom the record holder is a nominee; provided, however, such record holder must certify to Moore's satisfaction that the record holder holds those Wallace common shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for which a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of Wallace common shares.

     4. Guarantee of Signatures. No signature guarantee is required on this Form of Election and Letter of Transmittal if this Form of Election and Letter of Transmittal is signed by the record holder(s) of the Wallace common shares tendered herewith, and the certificate(s) representing Moore common shares and/or the check, if applicable, are to be issued to that record holder(s) without any correction or change in the name of the record holder(s). IN ALL OTHER CASES, ALL SIGNATURES ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE GUARANTEED. All signatures required to be guaranteed in accordance with these instructions must be guaranteed by a bank, broker or other institution that is a member of a Medallion Signature Guaranty Program. Public notaries cannot execute acceptable guarantees of signatures.

     5. Signatures on Form of Election and Letter of Transmittal, Stock Powers and Endorsements.

          (a) If this Form of Election and Letter of Transmittal is signed by the record holder(s) of the certificate(s) tendered hereby without any alteration, variation, correction or change in the name of the record holder(s), the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever. In the event the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 6.

          (b) If any Wallace common shares tendered hereby are held of record by two or more joint holders, each of the joint holders must sign this Form of Election and Letter of Transmittal.

          (c) If this Form of Election and Letter of Transmittal is signed by the record holder(s) of the share certificate(s) listed and transmitted hereby, no endorsements of the certificate(s) or separate stock powers are required.

          (d) If any surrendered Wallace common shares are registered in different names on several share certificates, it will be necessary to complete, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of share certificates.

          (e) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the record holder(s) appears on the certificate(s). Signatures on the certificate or stock powers must be guaranteed. See Instruction 4.

          (f) If this Form of Election and Letter of Transmittal or any share certificate(s) or stock power(s) is signed by a person(s) other than the record holder(s) of the share certificate(s) listed and the signer(s) is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person(s) acting in a fiduciary or representative capacity, that person(s) must so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of authority to so act.

     6. Special Issuance and Delivery Instructions. Unless instructions to the contrary are given in the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," the certificate(s) representing Moore common shares and/or the check to be distributed upon the surrender of Wallace common shares pursuant to this Form of Election and Letter of Transmittal will be issued in the name and mailed to the address of the record holder(s) set forth in the box entitled "Description of Wallace Common Shares Surrendered." If the certificate(s) and/or check are to be issued in the name of a person(s) other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (by marriage or otherwise), the box entitled "Special Issuance Instructions" must be completed. If the certificate(s) and/or check are to be sent to a person(s) other than the record holder(s) or to the record holder(s) at an address other than that shown in the box entitled "Description of Wallace Common Shares Surrendered," the box entitled "Special Delivery Instructions" must be completed. If the box entitled "Special Issuance Instructions" is completed, or the box entitled "Special Delivery Instructions" is completed other than for the sole

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purpose of changing the address of the record holder(s), the signature(s) of the person(s) signing this Form of Election and Letter of Transmittal must be guaranteed. See Instruction 4.

     7. Important Information Regarding Backup Withholding. Under U.S. federal income tax law, the holder of Wallace common shares must report and certify his or her social security or other taxpayer identification number and further certify that the holder is not subject to backup withholding due to notified underreporting and is a U.S. person (including a U.S. resident alien). Failure to complete the Substitute Form W-9 above could result in certain penalties as well as backup withholding of payments due to the holder. See the accompanying "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. If you are a foreign person, you must provide a properly completed and executed Internal Revenue Service Form W-8BEN, which you can obtain from the Exchange Agent.

     8. Inadequate Space. If there is inadequate space to complete any box or to sign this Form of Election and Letter of Transmittal, the information or signatures required to be provided must be set forth on additional sheets substantially in the form of the corresponding portion of this Form of Election and Letter of Transmittal and attached to this Form of Election and Letter of Transmittal.

     9. Indication of Certificate Numbers and Shares. This Form of Election and Letter of Transmittal should indicate the certificate number(s) of the certificate(s) representing the Wallace common shares covered hereby and the number of shares represented by each certificate.

     10. Method of Delivery. The method of delivery of all documents is at the option and risk of the holder of Wallace common shares. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. A return envelope is enclosed. It is suggested that this Form of Election and Letter of Transmittal be hand delivered or mailed to the Exchange Agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Exchange Agent.

     11. Payment Will be Made by a Single Check or Certificate. Normally, a single check and/or a single certificate representing Moore common shares will be issued; however, if for tax purposes or otherwise a holder wishes to have the certificates issued in particular denominations, explicit written instructions to the Exchange Agent should be provided. Holders participating in a joint election will receive a single check or share certificate for the holders' Wallace common shares.

     12. Lost Certificates. If any certificate representing Wallace common shares has been lost, stolen or destroyed, the holder thereof should notify the Exchange Agent and await instructions as to how to proceed.

     13. Non-Consummation of Merger. Consummation of the Merger is subject to the required approval of the stockholders of Wallace, to the receipt of all required regulatory approvals and to the satisfaction of certain other conditions. No payments related to any surrender of the certificate(s) will be made prior to the consummation of the Merger, and no payments will be made to stockholders if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and certificates submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.

     14. Voting Rights and Dividends. Holders of Wallace common shares will continue to have the right to vote and to receive all dividends paid on all Wallace common shares deposited by them with the Exchange Agent until the Merger becomes effective.

     15. Guarantee of Delivery. Holders of Wallace common shares whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent or cannot complete the procedure for delivery of Wallace common shares by book-entry transfer into the Exchange Agent's account at DTC prior to the Election Deadline, may deliver their Wallace common shares by properly completing and duly executing a Guarantee of Delivery if (1) the Guarantee of Delivery is made by or through a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company in the United States; (2) prior to the Election Deadline, the Exchange Agent receives a properly completed and duly executed Guarantee of Delivery, as provided herein, together with a properly completed and duly executed Form of Election and

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Letter of Transmittal and any other documents required by the Form of Election and Letter of Transmittal; and (3) the certificates for all the Wallace common shares covered by the Guarantee of Delivery, in proper form for transfer (or confirmation of a book-entry transfer of such Wallace common shares into the Exchange Agent's account at DTC), are received by the Exchange Agent within three NYSE trading days after the Election Deadline. If the above requirements are not satisfied in a timely manner, the holder will be deemed to have made a Non-Election.

     16. Construction. All Elections will be considered in accordance with the terms and conditions of the Merger Agreement.

     All questions with respect to the Form of Election and Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any Election) will be resolved by Moore in its sole discretion and such resolution will be final and binding.

     With the consent of Moore, the Exchange Agent may (but is not required to) waive any immaterial defects or variances in the manner in which the Form of Election and Letter of Transmittal has been completed and submitted so long as the intent of the holder of Wallace common shares submitting the Form of Election and Letter of Transmittal is reasonably clear. Neither the Exchange Agent nor Moore is under any obligation to provide notification of any defects in the deposit and surrender of any certificate(s) formerly representing Wallace common shares, nor shall the Exchange Agent or Moore be liable for any failure to give any such notification.

     17. Miscellaneous. No fraction of a share of Moore common shares will be issued upon the surrender for exchange of a certificate(s) for Wallace common shares. In lieu of fractional shares, an amount of cash determined under a formula set forth in the Merger Agreement will be paid by check.

     COMPLETING AND RETURNING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO ADOPTION OF THE MERGER AGREEMENT AT THE SPECIAL MEETING OF STOCKHOLDERS OF WALLACE. TO VOTE ON THE MERGER, PLEASE CONSULT THE PROXY STATEMENT/PROSPECTUS AND RELATED PROXY CARD.

     18. Questions and Requests for Information. Questions and requests for information or assistance relating to this Form of Election and Letter of Transmittal should be directed to Morrow & Co., Inc., as Information Agent, at
(800) 607-0088 (for stockholders) or at (800) 654-2468 (for banks and brokerage firms). Additional copies of the Proxy Statement/Prospectus and this Form of Election and Letter of Transmittal may be obtained from Morrow & Co., Inc. by calling them at the telephone number set forth in the preceding sentence.

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